UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 21, 2018

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2018, NextEra Energy US Partners Holdings, LLC, a subsidiary of NextEra Energy Partners, LP (NEP), entered into two ten-year forward-starting interest rate swap agreements (the forward swaps) beginning March 26, 2028 with a total notional value of $5 billion with Bank of America, N.A. (the forward counterparty). NEP entered into the forward swaps to manage interest rate risk associated with forecasted debt issuances over the next ten years. The forward swaps require mandatory cash settlement on March 26, 2028 based on NEP paying a fixed interest rate of 3.192% per annum for a period of ten years through March 26, 2038 and in return receiving three-month London Inter-bank Offered Rate (LIBOR) for that period. NEP may early terminate all or a portion of the forward swaps at any time prior to March 26, 2028 to hedge interest rates for a period of ten years on debt issuances during that period. The obligations to the forward counterparty are secured by the collateral that secures the loans under an outstanding revolving credit facility dated as of October 24, 2017 on an equivalent and pro rata basis with the principal of such loans and are guaranteed by NextEra Energy Operating Partners, LP and NEP.

The description of the forward swaps set forth above is qualified in its entirety by reference to the schedule to the ISDA 2002 Master Agreement dated as of March 21, 2018 and the trade confirmations each dated as of March 26, 2018, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Schedule to the ISDA 2002 Master Agreement dated as of March 21, 2018 between NextEra Energy US Partners Holdings, LLC and Bank of America, N.A.
10.2	Trade Confirmations between NextEra Energy US Partners Holdings, LLC and Bank of America, N.A. dated March 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 27, 2018

NextEra Energy Partners, LP
(Registrant)

TERRELL KIRK CREWS, II
Terrell Kirk Crews, II Controller and Chief Accounting Officer

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